Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues increased 69 percent year-over-year to a record $180.1 million; GAAP earnings were $0.68 per diluted share; non-GAAP earnings were $0.83 per diluted share

Cash flow from operations for the second quarter was $66.8 million

SAN JOSE, Calif.--(BUSINESS WIRE)--July 29, 2021--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2021. Per-share measures for all periods reflect the effect of the August 2020 two-for-one stock split.

Net revenues for the second quarter of 2021 were $180.1 million, up four percent compared to the prior quarter and up 69 percent from the second quarter of 2020. Net income for the second quarter was $41.9 million or $0.68 per diluted share compared to $0.65 per diluted share in the prior quarter and $0.22 per diluted share in the second quarter of 2020. Cash flow from operations for the second quarter was $66.8 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the second quarter of 2021 was $50.8 million or $0.83 per diluted share compared with $0.76 per diluted share in the prior quarter and $0.33 per diluted share in the second quarter of 2020. A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “We achieved record sales in the second quarter, and our revenues for the first half of 2021 are up 63 percent from a year ago. This growth reflects significant market-share gains and the impact of secular trends such as energy efficiency, electrification, advanced charging for mobile devices, and smarter homes, buildings and appliances.”

Additional Highlights

  Power Integrations repurchased approximately 335,000 shares of its common stock during the quarter for $26.4 million. The company had $64.9 million remaining on its repurchase authorization at quarter-end.
  The company paid a cash dividend of $0.13 per share on June 30, 2021. A dividend of $0.13 per share will be paid on September 30, 2021 to stockholders of record as of August 31, 2021.

Financial Outlook

The company issued the following forecast for the third quarter of 2021:

  Revenues are expected to decrease by three percent compared to the second quarter of 2021, plus or minus five percent.
  GAAP gross margin is expected to be approximately 51 percent, and non-GAAP gross margin is expected to be approximately 51.5 percent. The difference between the expected GAAP and non-GAAP gross margins is approximately equally attributable to amortization of acquisition-related intangible assets and stock-based compensation.
  GAAP operating expenses are expected to be between $47.5 million and $48 million; non-GAAP operating expenses are expected to be between $38.5 million and $39 million. Non-GAAP expenses are expected to exclude approximately $8.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: http://www.directeventreg.com/registration/event/8646289. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 5, 2021. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
NET REVENUES	$180,110	$173,737	$106,832	$353,847	$216,496

COST OF REVENUES	88,797	89,326	53,296	178,123	106,480

GROSS PROFIT	91,313	84,411	53,536	175,724	110,016

OPERATING EXPENSES:
Research and development	21,741	20,027	19,770	41,768	38,922
Sales and marketing	15,097	13,907	12,807	29,004	26,023
General and administrative	9,306	10,075	7,804	19,381	16,565
Amortization of acquisition-related intangible assets	193	216	230	409	487
Total operating expenses	46,337	44,225	40,611	90,562	81,997

INCOME FROM OPERATIONS	44,976	40,186	12,925	85,162	28,019

OTHER INCOME	173	597	1,480	770	3,257

INCOME BEFORE INCOME TAXES	45,149	40,783	14,405	85,932	31,276

PROVISION FOR INCOME TAXES	3,268	985	1,213	4,253	2,198

NET INCOME	$41,881	$39,798	$13,192	$81,679	$29,078

EARNINGS PER SHARE:
Basic	$0.69	$0.66	$0.22	$1.35	$0.49
Diluted	$0.68	$0.65	$0.22	$1.33	$0.48

SHARES USED IN PER-SHARE CALCULATION:
Basic	60,544	60,184	59,712	60,366	59,458
Diluted	61,466	61,451	60,624	61,481	60,464

SUPPLEMENTAL INFORMATION:	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Stock-based compensation expenses included in:
Cost of revenues	$640	$631	$252	$1,271	$648
Research and development	3,159	2,391	2,351	5,550	4,460
Sales and marketing	1,725	1,614	1,258	3,339	2,650
General and administrative	3,676	3,844	2,120	7,520	4,933
Total stock-based compensation expense	$9,200	$8,480	$5,981	$17,680	$12,691

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$619	$754	$799	$1,373	$1,598

	Three Months Ended			Six Months Ended
REVENUE MIX BY END MARKET	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Communications	35%	38%	28%	37%	25%
Computer	8%	8%	6%	8%	5%
Consumer	31%	29%	31%	30%	36%
Industrial	26%	25%	35%	25%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Six Months Ended
		June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
	RECONCILIATION OF GROSS PROFIT
GAAP gross profit		$91,313	$84,411	$53,536	$175,724	$110,016
	GAAP gross margin	50.7%	48.6%	50.1%	49.7%	50.8%

	Stock-based compensation included in cost of revenues	640	631	252	1,271	648
	Amortization of acquisition-related intangible assets	619	754	799	1,373	1,598

Non-GAAP gross profit		$92,572	$85,796	$54,587	$178,368	$112,262
	Non-GAAP gross margin	51.4%	49.4%	51.1%	50.4%	51.9%

		Three Months Ended			Six Months Ended
	RECONCILIATION OF OPERATING EXPENSES	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
	GAAP operating expenses	$46,337	$44,225	$40,611	$90,562	$81,997

Less:	Stock-based compensation expense included in operating expenses
	Research and development	3,159	2,391	2,351	5,550	4,460
	Sales and marketing	1,725	1,614	1,258	3,339	2,650
	General and administrative	3,676	3,844	2,120	7,520	4,933
	Total	8,560	7,849	5,729	16,409	12,043

	Amortization of acquisition-related intangible assets	193	216	230	409	487

	Non-GAAP operating expenses	$37,584	$36,160	$34,652	$73,744	$69,467

		Three Months Ended			Six Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
	GAAP income from operations	$44,976	$40,186	$12,925	$85,162	$28,019
	GAAP operating margin	25.0%	23.1%	12.1%	24.1%	12.9%

Add:	Total stock-based compensation	9,200	8,480	5,981	17,680	12,691
	Amortization of acquisition-related intangible assets	812	970	1,029	1,782	2,085

	Non-GAAP income from operations	$54,988	$49,636	$19,935	$104,624	$42,795
	Non-GAAP operating margin	30.5%	28.6%	18.7%	29.6%	19.8%

		Three Months Ended			Six Months Ended
	RECONCILIATION OF PROVISION FOR INCOME TAXES	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
	GAAP provision for income taxes	$3,268	$985	$1,213	$4,253	$2,198
	GAAP effective tax rate	7.2%	2.4%	8.4%	4.9%	7.0%

	Tax effect of adjustments to GAAP results	(1,101)	(2,578)	(272)	(3,679)	(1,023)

	Non-GAAP provision for income taxes	$4,369	$3,563	$1,485	$7,932	$3,221
	Non-GAAP effective tax rate	7.9%	7.1%	6.9%	7.5%	7.0%

		Three Months Ended			Six Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
GAAP net income		$41,881	$39,798	$13,192	$81,679	$29,078

	Adjustments to GAAP net income
	Stock-based compensation	9,200	8,480	5,981	17,680	12,691
	Amortization of acquisition-related intangible assets	812	970	1,029	1,782	2,085
	Tax effect of items excluded from non-GAAP results	(1,101)	(2,578)	(272)	(3,679)	(1,023)

Non-GAAP net income		$50,792	$46,670	$19,930	$97,462	$42,831

	Average shares outstanding for calculation
	of non-GAAP net income per share (diluted)	61,466	61,451	60,624	61,481	60,464

	Non-GAAP net income per share (diluted)	$0.83	$0.76	$0.33	$1.59	$0.71

	GAAP net income per share (diluted)	$0.68	$0.65	$0.22	$1.33	$0.48

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2021	March 31, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$297,481	$343,272	$258,874
Short-term marketable securities	217,777	148,067	190,318
Accounts receivable, net	41,352	42,257	35,910
Inventories	89,643	90,509	102,878
Prepaid expenses and other current assets	21,292	18,207	13,252
Total current assets	667,545	642,312	601,232

PROPERTY AND EQUIPMENT, net	167,079	168,712	166,188
INTANGIBLE ASSETS, net	10,601	11,474	12,506
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	2,072	1,892	3,339
OTHER ASSETS	28,703	28,480	28,225
Total assets	$967,849	$944,719	$903,339

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$41,898	$38,172	$34,712
Accrued payroll and related expenses	16,652	13,339	14,806
Taxes payable	989	856	902
Other accrued liabilities	8,727	10,160	12,106
Total current liabilities	68,266	62,527	62,526

LONG-TERM LIABILITIES:
Income taxes payable	14,340	14,033	15,588
Other liabilities	14,899	14,336	14,814
Total liabilities	97,505	90,896	92,928

STOCKHOLDERS' EQUITY:
Common stock	28	29	28
Additional paid-in capital	185,878	203,051	190,920
Accumulated other comprehensive loss	(3,155)	(2,836)	(2,163)
Retained earnings	687,593	653,579	621,626
Total stockholders' equity	870,344	853,823	810,411
Total liabilities and stockholders' equity	$967,849	$944,719	$903,339

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$41,881	$39,798	$13,192	$81,679	$29,078
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	7,821	7,453	5,581	15,274	11,069
Amortization of intangible assets	873	1,032	1,090	1,905	2,207
Loss on disposal of property and equipment	21	17	262	38	292
Stock-based compensation expense	9,200	8,480	5,981	17,680	12,691
Amortization of premium on marketable securities	124	176	167	300	321
Deferred income taxes	(263)	1,445	184	1,182	1,279
Increase (decrease) in accounts receivable allowance for credit losses	93	(2)	-	91	(154)
Change in operating assets and liabilities:
Accounts receivable	812	(6,345)	7,725	(5,533)	11,556
Inventories	866	12,369	(7,330)	13,235	(13,583)
Prepaid expenses and other assets	(1,248)	(3,253)	8,084	(4,501)	4,092
Accounts payable	4,772	3,281	(2,967)	8,053	5,861
Taxes payable and other accrued liabilities	1,896	(6,329)	4,684	(4,433)	(1,665)
Net cash provided by operating activities	66,848	58,122	36,653	124,970	63,044

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(8,243)	(11,051)	(10,019)	(19,294)	(21,622)
Proceeds from sale of property and equipment	10	25	331	35	331
Purchases of marketable securities	(166,782)	(21,971)	(2,989)	(188,753)	(19,827)
Proceeds from sales and maturities of marketable securities	96,617	63,466	43,015	160,083	58,962
Net cash provided by (used in) investing activities	(78,398)	30,469	30,338	(47,929)	17,844

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	3,652	769	3,652	6,298
Repurchase of common stock	(26,374)	-	(623)	(26,374)	(2,636)
Payments of dividends to stockholders	(7,867)	(7,845)	(6,271)	(15,712)	(11,915)
Net cash used in financing activities	(34,241)	(4,193)	(6,125)	(38,434)	(8,253)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(45,791)	84,398	60,866	38,607	72,635

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	343,272	258,874	190,459	258,874	178,690

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$297,481	$343,272	$251,325	$297,481	$251,325

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com